UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 8, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                      PLANET HOLLYWOOD INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    00028230                 59-3283783
------------------------------     ----------------      ----------------------
(State or other jurisdiction of   (Commission File         (I.R.S. Employer
incorporation or organization)        Number)            Identification Number)


                              8669 COMMODITY CIRCLE
                             ORLANDO, FLORIDA 32819
           -----------------------------------------------------------
           (Address of principal executive office, including zip code)


                                 (407) 363-7827
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         On October 12, 1999, Planet Hollywood International, Inc. (the "Company") and twenty- five of its operating subsidiaries filed voluntary petitions commencing cases under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware. The cases are being jointly administered under the case name IN RE: PLANET HOLLYWOOD INTERNATIONAL, INC., et. al., Case No. 99-3612 (JJF). The Company and its subsidiaries continue to operate their businesses as debtors-in-possession in such cases. The Honorable Joseph J. Farnan, Jr., United States District Judge, will preside over the cases.

         On November 8, 1999, the Company filed a Joint Plan of Reorganization (the "Plan of Reorganization"), a proposed Disclosure Statement (the "Proposed Disclosure Statement") and certain other related documents with the Bankruptcy Court. The Plan of Reorganization is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The Proposed Disclosure Statement is attached as Exhibit 99.2 hereto and is incorporated herein by reference. The Plan of Reorganization and the Proposed Disclosure Statement are subject to further revision and amendment. THE PROPOSED DISCLOSURE STATEMENT HAS NOT BEEN APPROVED BY THE BANKRUPTCY COURT FOR USE IN THE SOLICITATION OF ACCEPTANCE OF THE PLAN OF REORGANIZATION PURSUANT TO SECTION 1125(B) OF THE BANKRUPTCY CODE. ACCORDINGLY, THE FILING AND DISSEMINATION OF THE PROPOSED DISCLOSURE STATEMENT WITH THE BANKRUPTCY COURT AND AS AN EXHIBIT TO THIS FORM 8-K IS NOT INTENDED, NOR SHOULD IT BE CONSTRUED, AS SUCH A SOLICITATION, NOR SHOULD THE INFORMATION CONTAINED THEREIN BE RELIED UPON FOR ANY PURPOSE PRIOR TO A DETERMINATION BY THE BANKRUPTCY COURT THAT THE PROPOSED DISCLOSURE STATEMENT CONTAINS ADEQUATE INFORMATION.

         The projected financial information included in the Proposed Disclosure Statement as well as certain statements made in the Plan of Reorganization and the Proposed Disclosure Statement, including statements that are not a statement of historical fact, may constitute "forward-looking" statements as defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding future liquidity, cash needs and alternatives to address capital needs, and are indicated by words or phrases such as "anticipate," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "management believes," "the Company believes," "the Company intends," "we believe," "we intend," and similar words or phrases.

         Important factors that could cause actual results to differ materially from the Company's expectations include those risk factors set forth in the Proposed Disclosure Statement as well as, without limitation, Bankruptcy Court approval of the Proposed Disclosure Statement and any other needed approvals and confirmation and consummation of the Plan of Reorganization, the ability of the Company to consummate asset dispositions and/or to obtain financing as necessary in order to emerge from bankruptcy and the terms and conditions of any such dispositions and financing, and the possible need for additional debtor-in-possession financing if the Company's emergence from bankruptcy is delayed, many of which are beyond the control of the Company. Further information regarding these and other factors that might cause future results to differ from those projected in the forward-looking statements is also described from time to time in the Company's reports filed with the Securities and Exchange Commission.

ITEM 7.   EXHIBITS.

         99.1     Joint Plan of Reorganization dated November 8, 1999

         99.2     Proposed Disclosure Statement dated November 8, 1999

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 12, 1999                 PLANET HOLLYWOOD
                                           INTERNATIONAL, INC.


                                           /s/ SCOTT E. JOHNSON
                                           ------------------------------------
                                           Name:  Scott E. Johnson
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary

                                 EXHIBIT INDEX

EXHIBIT                           DESCRIPTION
-------                           -----------

  99.1     Joint Plan of Reorganization dated November 8, 1999

  99.2     Proposed Disclosure Statement dated November 8, 1999